WADDELL & REED ADVISORS ENERGY FUND

Supplement dated February 28, 2006 to Prospectus dated January 4, 2006
And as supplemented January 4, 2006

The following information supplements the information regarding the purchase of shares of Waddell & Reed Advisors Energy Fund (Energy Fund) by subscription:

Subscription Period - Waddell & Reed Advisors Energy Fund

Investors may submit orders for shares of the Energy Fund during an initial subscription period
(Subscription Period) beginning on January 4, 2006 and ending on March 1, 2006.

Shares of the Energy Fund will not be issued until the end of the Subscription Period, at which time the Fund will commence operations. Shares will be priced initially at the Energy Fund's opening net asset value (NAV) of $10 per share. An order in proper form to purchase shares of the Energy Fund that is accompanied by payment and is received by the transfer agent, Waddell & Reed Services Company (WRSCO), prior to the close of business on February 28, 2006 will be processed as an order to purchase Class A shares of Waddell & Reed Advisors Cash Management, Inc. (Cash Management).

An order received in proper form to purchase shares of the Energy Fund that is accompanied by payment and is received by WRSCO, after the close of business on February 28, 2006 and prior to the close of business on March 1, 2006 will be processed as an order directly into the Energy Fund at the opening NAV of $10 per share, plus for Class A shares, the applicable front-end sales load.

Existing shareholders of Waddell & Reed Advisors Funds (and, for clients of Waddell & Reed, Inc., existing shareholders of Ivy Funds) may exchange all or a portion of Class A, Class B or Class C shares that they own, as applicable, for shares of the Energy Fund. An order in proper form to purchase shares of the Energy Fund using the proceeds of an exchange of shares from another Waddell & Reed Advisors Fund or Ivy Fund that is received by WRSCO during the Subscription Period will be deemed to be an order to redeem shares of that Fund at its next determined NAV, which may be a taxable event for the shareholder, and the proceeds of that sale will be used to purchase either Class A, Class B or Class C shares of the Energy Fund.

An order for shares of the Energy Fund may be revoked by an investor at any time during the Subscription Period. For shareholders who had placed an order in proper form to purchase shares of the Energy Fund using the proceeds of an exchange of shares from another Waddell & Reed Advisors Fund or Ivy Fund who revoke their purchase order, the proceeds of such revocation will be reinvested at the current NAV in their Waddell & Reed Advisors Fund or Ivy Fund (other than Cash Management) from which they originally exchanged.

Shares of the Energy Fund will not be available to the public prior to its commencement of operations except through this Subscription Period. The Energy Fund will commence a continuous public offering on April 3, 2006. During the period between the end of the Subscription Period on March 1, 2006, and April 3, 2006, shareholders who had purchased shares during the Subscription Period will be eligible to make additional purchases, including additional purchases by exchange of shares of another fund in the Waddell & Reed Advisors Funds or Ivy Funds. Such purchases will be made at the next NAV calculated for Energy Fund after the purchase order is received in proper form.

Waddell & Reed, Inc. will post any information regarding abbreviation, extension or cancellation of the Subscription Period or launch of the Energy Fund on its website, www.waddell.com.